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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):           August 26, 1997


                                     PALFED, Inc.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


        South Carolina                 0-15334               57-0821925
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(State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation)                    File Number)        Identification No.)




         107 Chesterfield Street South
             Aiken, South Carolina                              29801
---------------------------------------------           ----------------------
   (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code:   (803) 642-1400





                      Page 1 of ____ sequentially numbered pages
                         The Index to Exhibits is on page 4.

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ITEM 5.  OTHER EVENTS.


    The Board of Directors of PALFED, Inc. (the "Company"), the parent savings and loan holding company of Palmetto Federal Savings Bank of South Carolina, at its meeting held on August 26, 1997 approved and adopted amendments to Article II, Sections 2, 10 and 11 of the Bylaws of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    (a)  Financial Statements

         None.

    (b)  Pro Forma Financial Statements

         None.

    (c)  Exhibits

         Exhibit 3.2    Amendments to Bylaws of PALFED, Inc.


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             PALFED, INC.



                             By: /s/ John C. Troutman
                             -----------------------------------------------
                                  John C. Troutman
                                  President and Chief Executive Officer

Date:  August 30, 1997


                                       3

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                                  INDEX TO EXHIBITS

                                                        Sequentially
                                                        Numbered Page
                                                        -------------


         3.2  Amendments to Bylaws of PALFED, Inc.




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